                                                         Exhibit 10.1

                               SIXTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

          SIXTH AMENDMENT, dated as of February 2, 1999 (this "Amendment"), to
                                                               ---------
the Loan and Security Agreement referred to below by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR PHARMACEUTICAL,
                                              ------
INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL RESOURCES, INC., a
                                 --------
New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES, INC., a New York
                         ------
corporation ("NRI"), and PARCARE, LTD., a New York corporation ("ParCare").
              ---                                                -------
Parent, NRI and ParCare are hereinafter referred to as "Guarantors".
                                                        ----------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan
                                                                  ----
Agreement"); and
---------

          WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

          1.  Definitions.  Capitalized terms not otherwise defined herein shall
              -----------
have the meanings ascribed to them in the Loan Agreement.

          2.  Amendment to Schedule F of the Loan Agreement.   Schedule F of the
              ---------------------------------------------    ----------
Loan Agreement is hereby amended as of Amendment Effective Date (as hereinafter defined) by deleting Section 1 in its entirety and inserting in lieu thereof the following new section:

          "1.  Minimum EBIT.   Parent and its Subsidiaries on a consolidated
               ------------
   basis shall maintain for each four Fiscal Quarter period, commencing with the four Fiscal Quarter period ending on or about December 31, 1998, EBIT for such period of not less than the amount for such period set forth below:

      Four Fiscal Quarter Period Ending
      ---------------------------------
      on or about:                                   Minimum EBIT
      -----------                                    ------------
      December 31, 1998                             $(17,000,000)
      March 30, 1999                                 (13,000,000)
      June 30, 1999                                  (13,000,000)
      September 30, 1999                             (6,000,000)
      December 31, 1999                                3,500,000
      and thereafter"

          3.  Representations and Warranties.  To induce Lender to enter into
              ------------------------------
this Amendment, each Credit Party hereby represents and warrants that:

          A. The execution, delivery and performance by each Credit Party of this Amendment and the performance of the Loan Agreement, as amended hereby (the "Amended Loan Agreement"): (i) are within their respective corporate powers;
 ----------------------
(ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

          B. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

          C. Each of this Amendment and the Amended Loan Agreement constitutes a legal, valid and


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

binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          D. No Default has occurred and is continuing both before and after giving effect to this Amendment.

          E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Loan Agreement or any other Loan Document or any action taken under this Amendment, the Amended Loan Agreement or any other Loan Document.

          4.  No Other Amendments.   Except as otherwise amended herein, the
              -------------------
Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. This Amendment shall not be deemed a waiver of, or consent under, any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          5.  Outstanding Indebtedness; Waiver of Claims.  Each Credit Party
              ------------------------------------------
hereby acknowledges and agrees that as of February 2, 1999 the aggregate outstanding principal amount of the Revolving Credit Loan is $0. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the date hereof.

          6.  Expenses.  Borrower hereby reconfirms its obligations pursuant to
              --------
Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

          7.  Effectiveness.  This Amendment shall become effective as of
              -------------
February 2, 1999 (the "Amendment Effective Date") only upon satisfaction in full
                       ------------------------
in the judgment of the Lender of each of the following conditions on or prior to February 5, 1999:

             A.    Amendment.  Lender shall have received four original
                   ---------
copies of this Amendment duly executed and delivered by Lender and each Credit Party.

             B.    Representations and Warranties.  All representations and
                   ------------------------------
warranties of or on behalf of each Credit Party in this Amendment and all the other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this Section 7 have been satisfied, except to the extent that any such
     ---------
representation or warranty expressly relates to an earlier date.

          8.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
              -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          9.  Counterparts.  This Amendment may be executed by the parties
              ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGES FOLLOW)


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

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                         Borrower:
                                         --------

                                         PAR PHARMACEUTICAL, INC.


                                         By:/s/ Dennis O'Connor
                                            -------------------
                                         Name: Dennis O'Connor
                                         Title: VP-CFO


                                         Lender:
                                         ------

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By: /s/ Martin S. Greenberg
                                             -----------------------
                                         Name: Martin S. Greenberg
                                         Its: Duly Authorized Signatory


                                         Parent:
                                         ------

                                         PHARMACEUTICAL RESOURCES, INC.


                                         By:/s/ Dennis O'Connor
                                            -------------------
                                         Name: Dennis O'Connor
                                         Title: VP-CFO



                      (SIGNATURES CONTINUED ON NEXT PAGE)


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

                                         Subsidiary Guarantors:
                                         ---------------------

                                         NUTRICEUTICAL RESOURCES, INC.


                                         By:/s/ Dennis O'Connor
                                            ----------------------------
                                         Name: Dennis O'Connor
                                         Title: VP-CFO


                                         PARCARE, LTD.


                                         By:/s/ Dennis O'Connor
                                            ----------------------------
                                         Name: Dennis O'Connor
                                         Title: VP-CFO


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